SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2003

S1 CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3500 Lenox Road, Suite 200, Atlanta, Georgia 30326

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 923-3500

Not Applicable

(Former name or former address, if changed since last report)

Item 9.     Regulation FD Disclosure.

     On April 30, 2003, S1 Corporation (“S1”) issued a press release announcing that it had terminated negotiations respecting the sale of its Contact Center Automation business unit, and would reflect the financial results of this business unit as part of S1’s continuing operations. In the press release, S1 also announced that S1’s first quarter results would include a goodwill impairment charge and a restructuring charge relating to the Contact Center Automation business unit. A copy of this press release is attached as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction. Further, pursuant to interim guidance issued by the Securities and Exchange Commission (the “Commission”) on March 27, 2003, S1 is filing the foregoing information and the following disclosure pursuant to Item 12 under Item 9 because Item 12 has not yet been added to the EDGAR system.

Item 7.     Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

Exhibit
No.	Description

99.1	Press release, dated April 30, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION
(Registrant)

/s/ Richard P. Dobb
Richard P. Dobb Vice President, General Counsel and Secretary

Date: May 1, 2003

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release, dated April 30, 2003.